                                                                SUB-ITEM 77Q1(e)

                                AMENDMENT NO. 3
                                       TO
            MASTER INTERGROUP SUB-ADVISORY CONTRACT FOR MUTUAL FUNDS

      This Amendment dated as of February 12, 2010, amends the Master Intergroup Sub-Advisory Contract for Mutual Funds (the "Contract"), dated May 1, 2008, between Invesco Advisers, Inc. (the "Adviser"), on behalf of AIM Counselor Series Trust, and each of Invesco Trimark Ltd., Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Ltd., Invesco Australia Limited, Invesco Hong Kong Limited and Invesco Senior Secured Management, Inc. (each a "Sub-Adviser" and, collectively, the "Sub-Advisers").

                              W I T N E S S E T H:

      WHEREAS, the parties desire to amend the Contract to add the following series portfolios: Invesco Balanced Fund, Invesco California Tax-Free Income Fund, Invesco Dividend Growth Securities Fund, Invesco Equally-Weighted S&P 500 Fund, Invesco Fundamental Value Fund, Invesco Large Cap Relative Value Fund, Invesco New York Tax-Free Income Fund, Invesco S&P 500 Index Fund, Invesco Van Kampen American Franchise Fund, Invesco Van Kampen Core Equity Fund, Invesco Van Kampen Equity and Income Fund, Invesco Van Kampen Equity Premium Income Fund, Invesco Van Kampen Growth and Income Fund, Invesco Van Kampen Money Market Fund, Invesco Van Kampen Pennsylvania Tax Free Income Fund, Invesco Van Kampen Small Cap Growth Fund and Invesco Van Kampen Tax Free Money Fund;

      NOW, THEREFORE, the parties agree as follows;

      1. Exhibit A to the Contract is hereby deleted in its entirety and replaced with the following:

                                   "EXHIBIT A

                                     FUNDS

                  AIM Core Plus Bond Fund
                  AIM Floating Rate Fund
                  AIM Multi-Sector Fund
                  AIM Select Real Estate Income Fund
                  AIM Structured Core Fund
                  AIM Structured Growth Fund
                  AIM Structured Value Fund
                  Invesco Balanced Fund
                  Invesco California Tax-Free Income Fund
                  Invesco Dividend Growth Securities Fund
                  Invesco Equally-Weighted S&P 500 Fund
                  Invesco Fundamental Value Fund
                  Invesco Large Cap Relative Value Fund
                  Invesco New York Tax-Free Income Fund
                  Invesco S&P 500 Index Fund

                  Invesco Van Kampen American Franchise Fund
                  Invesco Van Kampen Core Equity Fund
                  Invesco Van Kampen Equity and Income Fund
                  Invesco Van Kampen Equity Premium Income Fund
                  Invesco Van Kampen Growth and Income Fund
                  Invesco Van Kampen Money Market Fund
                  Invesco Van Kampen Pennsylvania Tax Free Income Fund Invesco Van Kampen Small Cap Growth Fund
                  Invesco Van Kampen Tax Free Money Fund"

      2. All other terms and provisions of the Contract not amended shall remain in full force and effect.

      IN WITNESS WHEREOF, the parties hereto have caused this Contract to be executed by their officers designated as of the day and year first above written.

                                    INVESCO ADVISERS, INC.

                                    Adviser

                                    By:  /s/ John M. Zerr
                                         --------------------------------
                                    Name: John M. Zerr
                                    Title: Senior Vice President

                                    INVESCO TRIMARK LTD.

                                    Sub-Adviser

                                    By:  /s/ Julianna Ahn
                                         --------------------------------
                                    Name: Julianna Ahn
                                    Title: Assistant Secretary

                                    By:  /s/ Theo Heldman
                                         --------------------------------
                                    Name: Theo Heldman
                                    Title: VP, Fund Accounting & CFO, Funds

                                    INVESCO ASSET MANAGEMENT
                                    DEUTSCHLAND GMBH

                                    Sub-Adviser

                                    By:  /s/ Karl George Bayer
                                         --------------------------------
                                    Name: Karl George Bayer
                                    Title: Managing Director

                                    By:  /s/ Jens Langewand
                                         --------------------------------
                                    Name: Jens Langewand
                                    Title: Managing Director

                                    INVESCO ASSET MANAGEMENT LIMITED

                                    Sub-Adviser

                                    By:  /s/ Michelle Moran
                                         --------------------------------
                                    Name: Michelle Moran
                                    Title: Head of Legal for UK & Ireland

                                    INVESCO ASSET MANAGEMENT (JAPAN) LTD.

                                    Sub-Adviser

                                    By:  /s/ Masakazu Hasegawa
                                         --------------------------------
                                    Name: Masakasu Hasegawa
                                    Title: Managing Director

                                    INVESCO AUSTRALIA LIMITED

                                    Sub-Adviser

                                    By:  /s/ Mark Yesberg
                                         --------------------------------
                                    Name: Mark Yesberg
                                    Title: Head of Product & Management

                                    By:  /s/ Ian Coltman
                                         --------------------------------
                                    Name: Ian Coltman
                                    Title: Head of Legal

                                    INVESCO HONG KONG LIMITED

                                    Sub-Adviser

                                    By:  /s/ Anna Tong
                                         --------------------------------
                                    Name: Anna Tong
                                    Title: Director

                                    By:  /s/ Jeremy Simpson
                                         --------------------------------
                                    Name: Jeremy Simpson
                                    Title: Director

                                    INVESCO SENIOR SECURED MANAGEMENT, INC.

                                    Sub-Adviser

                                    By:  /s/ Jeffrey Kuper
                                         --------------------------------
                                    Name: Jeffrey Kuper
                                    Title: Secretary & General Counsel